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                                                                  EXHIBIT (b)(5)

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AIM/CIGNA HERITAGE VARIABLE ANNUITY APPLICATION    UNDERWRITTEN BY
-----------------------------------------------
                                                            Connecticut General Life Insurance Company
                                                            a CIGNA company
                                                            ------------------------------------

Make checks payable to:                      Mail check & application to:                 For Overnight Delivery:
Connecticut General Life Insurance Company   Connecticut General Life Insurance Company   Connecticut General Life Insurance Company
                                             P.O. Box 30790                               c/o Fleet Bank
For Bank Wire Transfers:                     Hartford, CT 06152                           Attn:  Lock Box 30790
Refer to Application Instructions                                                         20 Church Street
                                                                                          20th Floor, MSN 275
If you have any inquiries, call toll free                                                 Hartford, CT 06120
number 1-800-552-9898                                                                     Attn:  Hartford Lock Box Department

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1 Owner
                  Name
                           --------------------------------------------------------------------------------------------------
                                             First                    Middle                    Last

                  Address
                           --------------------------------------------------------------------------------------------------
                                         Street                   City                      State                 Zip Code

                  Date of Birth       /     /           SS#                             Sex [ ] M [ ] F   Telephone
                                -------------------        ---------------------------                              -------------
                                  Mo   Day   Year               (Or Tax Iden. #)

                  Full Name of Trust                                            Name(s) of Trustee(s)
                                     -------------------------------------                           ----------------------------
                   (If applicable)                                                (If applicable)
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2 Annuitant
  (If different   Name
  from Owner)              --------------------------------------------------------------------------------------------------
                                             First                    Middle                    Last

                  Address
  (Annuitant may           --------------------------------------------------------------------------------------------------
  not be a                               Street                   City                      State                 Zip Code
  corporation or
  trust)          Date of Birth       /     /           SS#                             Sex [ ] M [ ] F   Telephone
                                -------------------        ---------------------------                              -------------
                                  Mo   Day   Year
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3 Owner's         Primary Beneficiary(s) AND relationship to Owner
  Beneficiary                                                     ---------------------------------------------------------------
  Designation     Contingent Beneficiary(s) AND relationship to Owner
                                                                      -----------------------------------------------------------
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4 Premium         I.     Premium Payment    $
  Payment                                    -----------------------

                  II.    Plan Type (Check one)    [ ] QUALIFIED (If Qualified, please complete Section 9 on back of Application)
                                                  [ ] NON-QUALIFIED

                  III.   Does any portion of the payment represent after-tax dollars?
                                         [ ] YES  [ ] NO       If YES, specify the amount $                   .
                                                                                           -------------------
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5 Premium         FIXED ACCOUNT - Sub-Accounts                        VARIABLE ACCOUNT - Sub-Accounts (Portfolios)
  Payment             Guaranteed Periods
  Allocation          ------------------
  (Use whole                                                            _____%    AIM V.I. Capital Appreciation Portfolio
  percentages       _____% 1 Year    _____% 6 Years                     _____%    AIM V.I. Diversified Income  Portfolio
  only. Must        _____% 2 Years   _____% 7 Years                     _____%    AIM V.I. Government Securities Portfolio
  total             _____% 3 Years   _____% 8 Years                     _____%    AIM V.I. Growth Portfolio
  100%)             _____% 4 Years   _____% 9 Years                     _____%    AIM V.I. International Equity Portfolio
                    _____% 5 Years   _____% 10 Years                    _____%    AIM V.I. Money Market Portfolio
                                                                        _____%    AIM V.I. Value Portfolio
                                                                        _____%    ________________________________

                          _____% TOTAL of percentages allocated to Fixed Account and/or Variable Account (must equal 100%).
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6 Telephone       I(We) acknowledge that neither the Company nor any person authorized by the Company will be responsible for
  Transfer        any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other
  Authorization   person acted on telephone transfer instructions in good faith in reliance on this authorization.

                  Check here if you DO NOT wish to authorize telephone transfer instructions.    [ ]
                  Check here if you wish to authorize your registered representative/agent to make telephone transfers.    [ ]
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7 Annuity Date    The Annuity Date (Income Payments begin on the first day of the month following the Annuity  Date) must be at least one month after the Date of Issue. If no date is selected, the initial Annuity Date will be the
                  Annuitant's 90th birthday (for Qualified Plans Age 70 1/2). Initial Annuity Date
                                                                                                   -----------------------------
                                                                                                     Month                 Year
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8 Dollar Cost     SELECT ONE TRANSFER OPTION ($1,000 MINIMUM PER TRANSFER):
  Averaging
  (For Variable         [ ]        $_____________ monthly
  Account only)         [ ]        $_____________ quarterly
                        [ ]        Entire balance in the AIM V.I. Money Market Portfolio over ____ months.
                        [ ]        Entire balance in the AIM V.I. Money Market Portfolio in ____ quarterly transfers.


                  Each amount transferred is to be applied to the following AIM V.I. Portfolio(s) in these percentages (use whole percentages only):
                  ___% Capital Appreciation Portfolio   ___% Government Securities Portfolio    ___% International Equity Portfolio
                  ___% Diversified Income Portfolio     ___% Growth Portfolio                   ___% Value Portfolio
($12,000 minimum                                                                            ___% ________________________
balance in AIM
V.I. Money                                                ____%  TOTAL (MUST EQUAL 100%)
Market Portfolio
required)         I(We) understand that these transfers will be made on the 20th day of the month (or the next business day) and will continue for the period specified or until the value of the AIM V.I. Money Market Portfolio, with respect to the Contract, is exhausted or I(we) terminate the program, whichever occurs earlier. I(We) also understand that I(we) may add to the AIM V.I. Money Market Portfolio at any time to continue this program or may change the periodic amount(s).
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9 Supplemental    I.  Specify below how payment is to be applied:
  Information          [ ]       IRA and/or SEP - Please complete the following:
  For                      (i)   Does any portion of the payment represent an IRA and/or SEP contribution?  [ ] YES    [ ] NO
  Qualified                      If YES, specify the amount $_______________ and tax year 19____.
  Plans                    (ii)  I (the Owner) certify that my signature below indicates that:
                                 (a) I have read and understand the IRA Disclosure Statement which has been provided; and
                                 (b) if I am opening this IRA with a distribution from an employer-sponsored retirement plan, such distribution is a qualified distribution as defined in the Internal Revenue Code and
                                 Treasury Regulations, the distribution qualifies for rollover treatment, and I irrevocably elect to treat this distribution as a rollover contribution.
                       [ ]       Tax Sheltered Annuity (403(b)) - Please complete the following:
                           (i)   EMPLOYEE - I (the Owner) certify that my signature below indicates that:
                                 (a) I acknowledge and understand that redemptions are restricted to the following events;
                                 death, attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship; and (b) I have been informed of and understand the investment alternatives available under my employers 403(b) arrangement to which I may elect to transfer my contract value.
                           (ii)  Please complete for ongoing contributions only:  EMPLOYER -  I (as employer of the employee)
                                 represent that a salary reduction agreement is currently in place between the sponsoring organization/employer and the employee.____________________________ (Employer's Signature)
                       [ ]       Pension Plan (Specify plan year-end date ____/____/____)
                       [ ]       Profit Sharing Plan (Specify plan year-end date ____/____/____)
                       [ ]       Other  ________________________

                  II. Specify below the type of plan from which the distribution was made:
                       [ ] IRA
                       [ ] Tax Sheltered Annuity (403(b))
                       [ ] Pension Plan
                       [ ] Profit Sharing Plan (including 401(k))
                       [ ] Other    ________________________
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10 Replacement    Will the contract replace one or more existing annuity or life insurance contracts? [ ] YES  [ ] NO
                  If YES, please provide company name, policy number and amount in Special Remarks section and for Non-
                  Qualified plans, complete the following:

                        Indicate cost basis:                      COST BASIS                           GAIN
                                                                  ----------                           ----
                        PRE-TEFRA (prior to 8/13/82)
                                                             -------------------------            -----------------
                        POST-TEFRA (on or after 8/13/82)
                                                             -------------------------            -----------------
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11 Special
   Remarks



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12 Home Office
   Changes or
   Corrections


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13 Signature(s)   I(We) hereby certify that the answers to the above questions are true and correct to the best of my(our)
                  knowledge and belief and agree that this application will be made a part of any contract issued by the
                  Company.  ALL PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT
                  FORMULA THAT MAY INCREASE OR DECREASE THE VALUE OF ANY PARTIAL OR FULL SURRENDER MADE PRIOR TO THE END OF A
                  GUARANTEED PERIOD. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT WHEN BASED ON THE INVESTMENT EXPERIENCE
                  OF THE VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I(We) acknowledge receipt of a current prospectus and the AIM/CIGNA Heritage Variable Annuity Prospectus. Please check here  [ ] if you wish to receive a copy of the Statement of Additional Information which supplements the information in the AIM/CIGNA Heritage Variable Annuity Prospectus.  Under penalties of perjury, I (the Owner) certify that the above Social Security and Taxpayer Identification numbers are correct and that I am of legal age to enter into this agreement.

                  Signed at (City and State)                                                    On _____/_____/_____
                                             -------------------------------------------             Mo     Day    Year

                       -----------------------------------------------------------------
                                        Signature(s) of Owner (s)
====================================================================================================================================

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Certification/    The Registered Representative hereby certifies that the contract  [ ] IS  [ ] IS NOT intended to replace or
Report by         change any existing annuity or life insurance.
Registered
Representative/   Print Name                                                    Signature
Witness                      ---------------------------------------------                   ---------------------------------
                  SS#                                                           Telephone
                             ---------------------------------------------                   ---------------------------------
                  Rep. Code/Percentage                    /              %      Field Office Code
                                       ---------------------------------                          ---------------------------------
                                   ------------------------------------------------------------
                  Print Name                                                    Signature
                             ---------------------------------------------                   ---------------------------------
                  SS#                                                           Telephone
                             ---------------------------------------------                   ---------------------------------
                  Rep. Code/Percentage                    /              %      Field Office Code
                                       ---------------------------------                          ---------------------------------
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Broker/Dealer     Print Name                                                    Telephone
Information                  ---------------------------------------------                       -----------------------------
                  Address                                                       Broker Code
                             ---------------------------------------------                       -----------------------------
                                                                                Field Office Code
                             ---------------------------------------------                       -----------------------------
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